State Farm Mutual Fund Trust LifePath 2050 Fund	Summary Prospectus May 1, 2011

Ticker: NLPAX (Class A)

Before you invest, you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s prospectus, statement of additional information and other information about the fund online at http://www.statefarm.com/mutual/investors/prospectus.asp. You can also get this information at no cost by calling 1-800-447-4930 or by sending an email request to mutualfunds@statefarm.com. The current prospectus and statement of additional information, dated May 1, 2011, are incorporated by reference into this summary prospectus.

Investment Objective:    The State Farm LifePath 2050 Fund (the “LifePath 2050 Fund” or the “Fund”) is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050.

What are the costs of investing in the Fund?

The following table describes the fees and expenses you would pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 within the State Farm Mutual Fund Trust. More information about these and other discounts is available from your financial professional and in the Reduced Sales Charge Options section on page 75 of the Fund’s prospectus.

Shareholder Fees

(fees paid directly from your investment)

Class A
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.00%
Maximum deferred sales charge (load) (as a percentage of the lesser of redemption value or cost at time of purchase)	None
Maximum account fee*	None

*	For certain types of accounts, if your account balance falls below $5,000 at the close of business on the second business day of the last month in a calendar quarter (i.e. the second business day of March, June, September and December), the account will be charged an Account Fee of $10.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Class A
Management fees	1.08%
Distribution [and/or Service] (12b-1 fees) fees	0.25%
Other Expenses	0.66%
Total Annual Fund Operating Expenses	1.99%
Less: Fee Waivers	– 0.42%
Total Annual Fund Operating Expenses After Fee Waiver(1)(2)	1.57%

(1)	Total Annual Operating Expenses in the table above and the following example reflect the expenses of both the Fund and the Master Portfolio in which the Fund invests.
(2)	The expense information in the table above has been restated to reflect current fees.

The Fund invests all of its assets in a corresponding series of the LifePath Master Portfolios with a substantially similar investment objective. BlackRock Fund Advisors (“BFA”), the investment adviser to the LifePath Master Portfolios, has contractually agreed to waive its management fees at the Master Portfolio level in an amount equal to advisory fees and administration fees, if any, charged to the investment companies in which the LifePath Master Portfolio invests (the “Underlying Funds”) through April 30, 2021 (the “contractual waiver”). BFA may not discontinue or modify this contractual waiver without the approval of the Board of Trustees of the Master Portfolios.

BFA contractually agreed to provide an offsetting credit against the investment advisory fees received from the LifePath Master Portfolios in an amount equal to the fees and expenses of the Master Investment Portfolio independent trustees, counsel to such trustees, and independent registered public accounting firm (“independent expenses”) that are paid by these Master Portfolios through April 30, 2021. Also, BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA and administrator of certain of the Underlying Funds, contractually agreed to provide an offsetting credit against the administration fees paid by the Active Stock and CoreAlpha Bond Master Portfolios to BTC in an amount equal to the independent expenses that are paid by these two Underlying Funds through April 30, 2021. BFA and BTC may not discontinue or modify this contractual waiver or these offsetting credits without the approval of the Board of Trustees of the Master Portfolios.

Example:    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	After 1 year	After 3 years	After 5 years	After 10 years
Class A	$652	$1,055	$1,482	$2,669

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

The LifePath 2050 Fund invests all of its assets in corresponding series of the LifePath Master Portfolios, which allocates and reallocates its assets among the Underlying Funds. Certain Underlying Funds may invest in real estate investment trusts (“REITs”), foreign securities, emerging markets, below investment-grade bonds, commodities, and derivative securities or instruments, such as options and futures, the value of which is derived from another security, a commodity, a currency or an index when seeking to match the performance of a particular market index.

The LifePath 2050 Portfolio is designed for investors expecting to retire or to begin withdrawing assets around the year 2050. As of March 31, 2011, the LifePath 2050 Portfolio held approximately 98% of its assets in Underlying Funds that invest primarily in equity securities, 2% of its assets in Underlying Funds that invest primarily in bonds and the remainder of its assets in Underlying Funds that invest primarily in money market instruments. As the stated time horizon approaches, the allocation gradually shifts from a greater concentration of higher-risk investments (namely, equity securities funds) to a greater concentration of lower-risk investments (namely, bond funds), thereby making the Fund increasingly conservative with lower expected return.

Principal Risks of Investing in the Fund

Investors who purchase shares of the Fund are subject to various risks, and it is possible for you to lose money by investing in the Fund. An investment in this Fund is not a deposit of any bank or other insured depository institution and is not insured or guaranteed by the FDIC or another government agency. An investor in the Fund is subject to the following types of risk. Reference to the Fund in the description of risk below includes reference to the LifePath Master Portfolio in which the Fund invests and refers to the Underlying Funds in which the LifePath Master Portfolio invests.

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Allocation Risk.    The Fund’s ability to achieve its investment objective depends upon BFA’s skill in determining the LifePath Master Portfolio’s strategic asset class allocation and in selecting the best mix of Underlying Funds. There is a risk that BFA’s evaluations and assumptions regarding asset classes or Underlying Funds may be incorrect in view of actual market conditions.

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Concentration Risk.    To the extent that an underlying index of an Underlying Fund is concentrated in the securities of companies, a particular market, industry, group of industries, sector or asset class, country region or group of countries, that Underlying Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class, country region or group of countries.

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Debt Securities Risk.    Debt securities, such as bonds, involve credit risk. Credit risk is the risk that the borrower will not make timely payments of principal and interest. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities. Debt securities are also subject to interest rate risk. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter term securities.

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Derivatives Risk.    The LifePath Master Portfolio’s use of derivatives may reduce the Fund’s returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the LifePath Master Portfolio’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

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Emerging Markets Risk.    Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyper-inflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.

•	Extension Risk. When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall.

•	Equity Securities Risk. Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

•	Foreign Securities Risk. Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

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The LifePath Master Portfolio generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the LifePath Master Portfolio’s portfolio.

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The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

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Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

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•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

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Investments in Mutual Funds and Exchange Traded Funds Risk.    The LifePath Master Portfolio will invest substantially all of its assets in underlying BlackRock funds, so the Fund’s investment performance is directly related to the performance of the Underlying Funds. The LifePath Master Portfolio may also directly invest in exchange traded funds (“ETFs”). The Fund’s net asset value (“NAV”) will change with changes in the value of the mutual funds, ETFs and other securities in which it invests. An investment in the Fund will entail more direct and indirect costs and expenses than a direct investment in the Underlying Funds and ETFs.

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Junk Bonds Risk.    Although junk bonds, also known as high-yield bonds, generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that may cause income and principal losses for the Fund.

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Market Risk and Selection Risk.    Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indexes or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

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Mortgage- and Asset-Backed Securities Risk.    Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.

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Passive Investment Risk.    Because BFA does not select individual companies in the underlying indexes for certain Underlying Funds, those Underlying Funds may hold stocks in companies that present risks that an adviser researching individual stocks might seek to avoid.

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Prepayment Risk.    When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

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REIT Investment Risk.    Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities.

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Securities Lending Risk.    Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. These events could trigger adverse tax consequences for the Fund.

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U.S. Government Obligations Risk.    Certain securities in which the Fund may invest, including securities issued by certain U.S. government agencies and U.S. government sponsored enterprises, are not guaranteed by the U.S. government or supported by the full faith and credit of the United States.

The LifePath 2050 Fund must maintain cash balances to meet redemption requests, which may lower overall Fund performance.

An investment in the Fund may be appropriate for you if you intend to maintain your investment for many years and through multiple stock market cycles. Because of stock market volatility, the Fund may not be a suitable investment if you have a short-term investment horizon or if you are unwilling to accept fluctuations in share price, including significant declines over a given period.

Investment Results

The following bar chart and table illustrate the risks of investing in the Fund. The bar chart shows changes in the Fund’s returns year to year. The information in the bar chart relates to Class A shares. Sales loads are not reflected in the bar chart, and if the amounts were included, the returns would be lower than indicated. The table compares the Fund’s average annual total returns for the periods listed to a measure of market performance. This information is intended to help you assess the variability of Fund returns over the periods listed. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Annual Total Returns for Calendar Years

The Fund’s best and worst quarters during the periods indicated in the bar chart were:

Best quarter: 20.76%,

during the second quarter of 2009.

Worst quarter: -12.60%,

during the second quarter of 2010.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Average Annual Total Returns

(For the periods ended December 31, 2010)

LifePath 2050 Fund	1-Year	7/14/2008 to 12/31/2010
Return Before Taxes— Class A	7.37%	-0.45%
Return After Taxes on Distributions— Class A	6.40%	-1.31%
Return After Taxes on Distributions and Sale of Fund Shares— Class A	5.31%	-0.76%
Blended Benchmark (reflects no deduction for fees, expenses, or taxes)	16.11%	3.79%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	15.06%	3.32%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	6.54%	6.49%

The blended benchmark is a hypothetical representation of the performance of the Fund’s asset classes according to their weightings as of the most recent quarter end. The weightings of the various indexes that are included in the Fund’s custom benchmark are adjusted quarterly to reflect the Fund’s changing asset allocations over time. As of December 31, 2010, the following indexes are used to calculate the Fund’s custom benchmark: S&P 500 Index®, S&P 400 MidCap Index, S&P SmallCap 600 Index, Barclays Capital U.S. Aggregate Bond Index, Barclays Capital U.S. Treasury Inflation Protected Securities (TIPS) Index (Series-L), MSCI All Country World Index ex US IMI Index and FTSE EPRA/NAREIT Developed Real Estate Index.

Fund Management

Investment Adviser—The investment adviser for the Fund is State Farm Investment Management Corp.

Sub-Adviser—The Fund is sub-advised by BFA.

Portfolio Managers—

	Name	Title	Length of Service (Years)
BFA	Dagmar Nikles	Director	Since 2005

	Leslie Gambon	Director	Since 2007

	Alan Mason	Managing Director	Since 2009

	Amy Whitelaw	Director	Since 2010

Purchase and Sale of Fund Shares

Minimum Investments

Initial Investment—To open an account by check or ACH without an automatic investment plan (“AIP”)	$250 (per fund)
Initial Investment—To open an account by check or ACH with an AIP	$50 (per fund)
Subsequent investments by check, ACH, or AIP	$50 (per fund)

On any day the New York Stock Exchange is open for regular trading, you may sell (redeem) your shares by sending a written request to State Farm Mutual Funds, P.O. Box 219548, Kansas City, Missouri 64121-9548; telephoning 1-800-447-4930, if you have telephone redemption privileges; faxing your request to (816) 471-4832; or by visiting www.statefarm.com, clicking on the “Mutual Funds” link, and following the instructions presented on the screen.

Tax Information

The Fund intends to make distributions that may be taxed for federal income tax purposes as ordinary income or capital gains.

Financial Intermediary Compensation

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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